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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 17, 2004


                         COMDISCO HOLDING COMPANY, INC.
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             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                     000-499-68                54-2066534
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(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
     of Incorporation)                                      Identification No.)


6111 NORTH RIVER ROAD, ROSEMONT, ILLINOIS               60018
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(Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code:        (847) 698-3000
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                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report)

Item 9.  Regulation FD Disclosure.

         On February 17, 2004, Comdisco Holding Company, Inc. (the "Company") issued a press release announcing that it filed with the bankruptcy court a motion (the "Motion") for an order in furtherance of its Plan of Reorganization (the "Plan") seeking authority to appoint a disbursing agent, prior to August 12, 2004, to fulfill the roles of the Board of Directors and executive officers of the Company, to file a certificate of dissolution and to take such other measures as are necessary to complete the administration of the reorganized debtors' Plan and chapter 11 cases. The Motion contains estimated ranges of future amounts to be distributed to holders of the Company's common stock and contingent distribution rights. A copy of the press release is furnished as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 9 disclosure. A copy of the Motion filed with the bankruptcy court is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 9 disclosure.

         The estimates contained in the Motion are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"), and the Company intends that such forward-looking statements be subject to the safe harbors created thereby. These forward-looking statements are not historical facts, but rather are predictions and generally can be identified by use of statements that include phrases such as "believe," "expect," "anticipate," "estimate," "intend," "plan," "foresee," "looking ahead," "is confident," "should be," "will," "predicted," "likely" or other words or phrases of similar import. Similarly, statements that describe or contain information related to matters such as the Company's intent, belief, or expectation with respect to financial performance, claims resolution under the Plan, cash availability and cost-cutting measures are forward-looking statements. These forward-looking statements often reflect a number of assumptions and involve known and unknown risks, uncertainties and other factors that could cause the Company's actual results to differ materially from those currently anticipated in these forward-looking statements. In light of these risks and uncertainties, the forward-looking events might or might not occur, which may affect the accuracy of forward-looking statements and cause the actual results of the Company to be materially different from any future results expressed or implied by such forward-looking statements. Certain factors that could cause actual results to differ materially from these forward-looking statements are listed from time to time in the Company's SEC reports, including, but not limited to, the report on Form 10-K for the fiscal year ended September 30, 2003 and the report on Form 10-Q for the fiscal quarter ended December 31, 2003. The Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

         The information in this Current Report on Form 8-K, including Exhibits
99.1 and 99.2, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, as amended, or otherwise subject to the liabilities under that Section. In addition, the information in this Current Report on Form 8-K, including the Exhibits, shall not be incorporated by reference into the filings of the Company under the Securities Act, as amended, or the Exchange Act, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 12.  Results of Operations and Financial Condition.

         The Company also announced its financial results for its first fiscal quarter ended December 31, 2003. As stated in Item 9 above, a copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 12 disclosure.

         The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, as amended, or otherwise subject to the liabilities under that Section. In addition, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into the filings of the Company under the Securities Act, as amended, or the Exchange Act, as amended, except as shall be expressly set forth by specific reference in such filing.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          COMDISCO HOLDING COMPANY, INC.


Dated: February 18, 2004                  By:   /s/ Robert E. T. Lackey
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                                             Name:   Robert E. T. Lackey
                                             Title:  Executive Vice President,
                                                     Legal Officer and Secretary

                                 EXHIBIT INDEX


Exhibit No.       Description
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    99.1          Press Release of Comdisco Holding Company, Inc., dated
                  February 17, 2004

    99.2 Motion for an Order in Furtherance of the First Amended Joint Plan of Reorganization of Comdisco, Inc. and its Affiliates Seeking Authority to Complete the Administration of the Reorganized Debtors' Reorganization Plan and Chapter 11 Cases, dated February 17, 2004